UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 23, 2024

TrueCar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36449	04-3807511
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Santa Monica Blvd, 12th Floor
Santa Monica, California 90401
(Address of principal executive offices, including zip code)

(800) 200-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TRUE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 23, 2024, the Company held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, proxies representing 65,955,124 shares (“Shares”) of the Company’s common stock, par value $0.0001 per share, or approximately 72% of the Shares entitled to vote, were present and voted on the following four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2024 (the “Proxy Statement”). The Company’s inspector of election certified the vote tabulations indicated below.

Proposal 1

The individuals listed below were elected at the Annual Meeting to serve as Class I directors on the Company’s Board of Directors until the Company’s 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

	For	Withheld	Broker Non-Votes
Barbara A. Carbone	41,484,692	1,894,764	22,575,668
Jantoon E. Reigersman	42,006,285	1,373,171	22,575,668
Diego A. Rodriguez	42,313,212	1,066,244	22,575,668

Proposal 2

Proposal 2 was a management proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2024, as described in the Proxy Statement. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
57,501,092	8,443,309	10,723	0

Proposal 3

Proposal 3 was an advisory vote to approve the Company’s named executive officer compensation, as described in the Proxy Statement. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
34,370,963	792,576	8,215,917	22,575,668

Proposal 4

Proposal 4 was an advisory vote on the frequency of advisory votes on named executive officer compensation. A majority of shares present virtually at the Annual Meeting or represented by proxy and entitled to vote on this proposal voted in favor of holding such advisory votes on an annual basis.

One Year	Two Years	Three Years	Abstained	Broker Non-Votes
38,253,529	15,346	5,104,044	6,537	22,575,668

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2024		TRUECAR, INC.

	By:	/s/ Jeff Swart
Jeff Swart
EVP, General Counsel & Secretary